Exhibit 10.1

AMENDMENT TO

SECURED PROMISSORY NOTE

This Amendment to Secured Promissory Note (this “Amendment”) is made and entered into as of May 10, 2021 (the “Amendment Effective Date”) by and between Interpace Biosciences, Inc., a Delaware corporation (the “Borrower”), and Ampersand 2018 Limited Partnership, a Delaware limited partnership (the “Noteholder”). Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Note (as defined below).

WHEREAS, the Borrower has entered into that certain Secured Promissory Note dated as of January 7, 2021 (the “Note”), made in favor of the Noteholder, in the aggregate principal amount of $3,000,000.00 (the “Original Amount”);

WHEREAS, pursuant to Section 12.11 of the Note, any term of the Note may be amended or modified with the written consent of the Borrower and the Noteholder; and

WHEREAS, the Borrower and Noteholder desire to amend the Note to increase the aggregate principal amount of the Original Amount by $1,500,000.00 (the “Additional Amount”) as further described herein.

NOW, THEREFORE, in accordance with the foregoing and intending to be legally bound hereby, the Borrower and the Noteholder hereby amend the Note as provided for below, and otherwise further agree as follows:

1. Amendment to the Note. The Note is hereby amended as follows:

(a) The principal amount as stated on the first page of the Note underneath the heading “Secured Promissory Note” is hereby amended by (i) deleting the word “$3,000,000.00” and (ii) adding the word “$4,500,000.00” in its place;

(b) The principal amount as stated in the first clause of the Note is hereby amended by (i) deleting the word “$3,000,000.00” and (ii) adding the word “$4,500,000.00” in its place;

(c) The defined term “Loan” is hereby amended by (i) deleting the word “$3,000,000.00” and (ii) adding the word “$4,500,000.00” in its place;

(d) The defined term “Pari Passu Note” is hereby amended and restated in its entirety as follows:

“Pari Passu Note” means that certain Secured Promissory Note dated the date hereof, as amended by that certain Amendment to Secured Promissory Note dated as of May 10, 2021, made by Borrower in favor of the Pari Passu Noteholder in the aggregate principal amount equal to $3,000,000.00.

(e) The defined term “Security Agreement” is hereby amended and restated in its entirety as follows:

“Security Agreement” means the Security Agreement, dated as of the date hereof, as amended by that certain Amendment to Security Agreement dated as of May 10, 2021, by and between the Borrower and Noteholder.

(f) Section 5.1 of the Note is hereby amended and restated in its entirety as follows:

5.1 Interest Rate.

(a) Except as otherwise provided herein, (i) the outstanding principal amount of the Original Amount of the Loan made hereunder shall bear interest at the Applicable Rate commencing January 7, 2021, and (ii) the outstanding principal amount of the Additional Amount of the Loan made hereunder shall bear interest at the Applicable Rate commencing on the Amendment Effective Date.

(b) Interest on the outstanding principal amount of the Loan shall accrue in accordance with the terms of Section 5.1(a) until the Loan is paid in full, whether at maturity, upon acceleration, by prepayment, or otherwise.

2. Continued Effectiveness. Except as amended hereby, the Note shall remain in full force and effect and all of the rights and obligations under the Note are hereby affirmed. In the event of a conflict between the Note and this Amendment, this Amendment shall control.

3. References. From and after the Amendment Effective Date, any reference to the Note contained in any notice, request, certificate or other instrument, document or agreement executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall so otherwise require.

4. Counterparts. This Amendment may be signed in two or more counterparts (including by means of telecopied signature pages) any one of which need not contain the signature of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

INTERPACE BIOSCIENCES, INC.

By	/s/ Thomas W. Burnell

Name: Thomas W. Burnell
Title: President and CEO

AMPERSAND 2018 LIMITED
PARTNERSHIP

By:	AMP-18 Management Company Limited

Partnership, its General Partner

By:	AMP-18 MC LLC, its General Partner

By	/s/ Herbert H. Hooper

Name: Herbert H. Hooper
Title: Managing Member

[Signature Page to Amendment to Secured Promissory Note]